Retirement benefits (Tables)	12 Months Ended
Mar. 31, 2024
Retirement benefits
Summary of amounts recognized in the consolidated balance sheet in respect of defined benefit plans

	At March 31,
	2024	2023	2022
	€M	€M	€M
Present value of benefit obligations	(13.3)	(14.9)	(14.9)
Fair value of plan assets	16.4	10.4	10.4
Present value of net obligations	3.1	(4.5)	(4.5)
Related deferred tax (liability)/asset	(0.4)	0.6	0.6
Net pension asset/(liability)	2.7	(3.9)	(3.9)